Exhibit 99.1
company presentation LEAP THERAPEUTICS September 13, 2023

Forward looking statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. We assume no obligation to update any forward-looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Developing biomarker-targeted antibody therapies for cancer patients 3 Two clinical stage antibody programs – DKN-01 targeting DKK1 FL-301 targeting CLDN18.2 Upcoming multiple milestones from two randomized clinical trials Biomarker strategy, focus on GI cancers Cash runaway to mid H1 2025 with $91.4M at June 30, 2023

Pipeline 4 Indication: Treatment: Preclinical Phase 1 Phase 2 Phase 3 Partners: DKN-01 Anti-DKK1 antibody tislelizumab + chemotherapy bevacizumab + chemotherapy pembrolizumab FL-302 (NBL-016) Anti-CLDN18.2/CD137 bispecific antibody FL-301 (NBL-015) Anti-CLDN18.2 antibody Gastric cancer Gastric cancer Colorectal cancer Endometrial cancer FL-501 Anti-GDF15 antibody Pancreatic cancer

DKN-01 Anti-DKK1 monoclonal antibody

The role of DKK1 in cancer 6 Tumor CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells DKK1 is produced and secreted by cancer cells, and functions on several tumor pathways and nearby immune cells. Enhances the suppressive activity of MDSCs and M2 macrophages. Reduces NK cell activity and T-cell infiltration. Promotes angiogenesis by increasing the number and size of blood vessels. Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase. Cancer cell DKK1

# Activity of DKN-01 to treat cancer



DKK1
DKN-01
Cancer cell
M1
T
NK
MDSC
regs
Tumor

**DKN-01 treatment neutralizes DKK1 and stimulates an immune mediated anti-tumor response.**



M1
NK
T
Cancer cells
M2
MDSC
T regs

**DKN-01 activates NK cells, reprograms macrophages into the tumor-attacking M1 subtype and promotes T cell infiltration.**

**DKN-01 reduces MDSCs and tumor suppressive M2 macrophages in the TME.**



↓ Angiogenesis
CKAP4
PI3K
↓ Akt
Cancer cell

**DKN-01 reduces angiogenesis and inhibits pro-oncogenic PI3K/AKT signaling.**

7
leap therapeutics

# DKN-01 and anti-PD-1 cooperativity


DKK1
DKN-01
Cancer cell
Cancer cell
PD-L1
Anti-PD1
PD1
T cell
NK
NK
Inflammatory cytokines
Anti-PD1
PD1
T
PD1
Anti-PD1
DKN-01
DKK1
Tumor cell
PD-L1
Anti-PD1
PD1
T
MDSC
DC

DKN-01 targets innate immunity by activating NK cells, reprogramming Macrophages and inhibiting MDSCs, thus setting the stage for an enhanced adaptive immune response by anti-PD-1.

Promotes a pro-inflammatory M1 macrophage phenotype.

DKN-01 sensitizes tumors to anti-PD-1 therapies through upregulation of PD-L1.

8

leaptherapeutics

DKN-01 Gastric сancer development

DKK1-high levels are associated with poor survival in gastric cancer 10 Strata 21 34 7 1 1 20 4 0 0 100 200 300 time to treatment discontinuation (days) High levels of DKK1 correlate with shorter overall survival In gastric cancer TCGA STAD dataset DKK1-high is associated with poor response to first-line platinum + fluoropyrimidine based therapies in GEJ/gastric cancer patients Collaboration with Tempus DKK1-high patients ~2.5 years shorter OS in DKK1-high patients overall survival overall survival DKK1-low patients Days 0 1000 2000 3000 4000 100 Probability of survival 50 0 25 75 DKK1-high (n=175) DKK1-low (n=175) p-val = 0.0164 (Mantel-Cox) 0.00 Survival probability 1.00 0.75 0.50 0.25 p = 0.31 overall survival overall survival DKK1- high DKK1- low Number at risk

DKN-01 single agent activity in heavily pretreated esophagogastric cancer patients 11 Baseline 4-month scan On Study 1 Year, Reduction -33.9% Failed Prior anti-PD-L1 + IDOi Best Overall Response of 20 Evaluable Patients* Partial Response 2 Stable Disease 6 Progressive Disease 12 *By Blinded Independent Central Review 2L+ EGC DKN-01 2 Monotherapy PRs Clinical Benefit Rate 40%

*DKK1-high ≥ upper tertile (35) Clinical activity of DKN-01 plus paclitaxel or anti-PD-1 antibody 12 PD PD PD PD PD PDPD PD PD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PD PD PD PD PD PD PD PD PD PD PR PR PR PR PR PR PR PR PR PR PR PR PR PD PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD PD SD PR PR PR PR PR 50% -50% -100% 100% DKN-01 + paclitaxel N=52 DKN-01 + paclitaxel Patients treated Prior therapies N=52 60% Disease control rate (DCR) 25% Overall response rate (ORR) 2L-8L esophagogastric pts GEJ/GC ESCC EC AC PD - progressive disease PR - partial response SD - stable disease Tumor types: 0 260% ORR in 2L patients is ~47% Strong broad activity in esophagogastric cancer in heavily pretreated patients DKN-01 + paclitaxel Patients treated PFS (months) N=15 12.7 73.3% OS (months) Disease control rate (DCR) 46.7% Overall response rate (ORR) 4.5 1-7 Maximumpercent decrease -100% 50% -50% -30% 100% 20% GEJ/GC Historical data DKN-01 + pembro N=31 2L+ GEJ/GC pts Total location (n) RE (n) PR (n) SD (n) PD (n) NE (n) Disease control rate (DCR) Overall response rate (ORR) 0% Achieved improved ORR, PFS, and OS in DKK1-high patients Identified H-score threshold for DKK1 high/low expression n=11 n=20 10 5 3 2 1 0 3 12 5 8 (80%) 3 (20%) 5 (50%) 0 (0%) DKK1- high DKK1- low 15 PD - progressive disease PR - partial response SD - stable disease OS (mo) 7.3 4 PFS (mo) 5.1 1.4

mITT* population N=22 DKK1-high N=10 DKK1-low N=9 DKK1-unknown N=3 CR - complete response 1 (5%) 0 1 (11%) 0 PR - partial response 15 (68%) 9 (90%) 5 (56%) 1 (33%) SD - stable disease 5 (23%) 0 3 (33%) 2 (67%) PD - progressive disease 0 0 0 0 NE - non-evaluable 1 (5%) 1 (10%) 0 0 Response by DKK1 expression in first-line patients 13 73% ORR in the mITT Population (1 CR; 15 PR) *mITT population includes all patients who received > 1 dose of DKN-01 As presented at ASCO 2023 Best % change in sum of diameters All 9 of the evaluable DKK1-high patients had a partial response 1 PR went to curative surgery with pathological CR 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy GEJ Gastric SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR CR -50% -30% 0 -100%

Durability of clinical benefit by DKK1 expression 14 90% ORR in DKK1-high patients Best % change in sum of diameters 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy Best Response Tumor Type GEJ GC DKK1 RNAscope H-score status High (≥35) Low (<35) Unknown PR - partial response SD - stable disease CR - complete response As presented at ASCO 2023 Time since first dose (months) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 25 % Change from baseline in sum of diameters 20 0 -40 -100 -20 -60 -80 14 15 16 17 18 19 20 21 22 23 24

Response by PD-L1 expression 15 86% ORR in PD-L1 low patients Best % change in sum of diameters vCPS: visually-estimated combined positive score; PD-L1: programmed death-ligand 1 *Includes one pathologic CR As presented at ASCO 2023 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy CR - complete response 1 (50%) PR - partial response 3 (75%) 0 6 (100%) 5 (71%)* 1 (100%) SD - stable disease 0 1 (50%) 0 2 (29%) 0 PD - progressive disease 0 0 0 0 0 NE - non-evaluable 1 (25%) 0 0 0 0 DKK1-high DKK1-low DKK1-high DKK1-low DKK1-unknown N=4 N=2 N=6 N=7 N=1 N=6 N=14 PD-L1 CPS ≥5 67% ORR 86% ORR PD-L1 CPS <5 0 -50% -30% PR SD SD SD SD SD PR PR PR PR PR PR PR PR CR PR PR PR PR PR PR -100%

Durability of clinical benefit by PD-L1 expression 16 86% ORR in PD-L1 Low patients Best % change in sum of diameters 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy Best Response Tumor Type GEJ GC PD-L1 Status vCPS High (≥5) Low (<5) Unknown PR - partial response SD - stable disease CR - complete response As presented at ASCO 2023 Time since first dose (months) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 % Change from baseline in sum of diameters 20 0 -40 -100 -20 -60 -80

Progression-free survival 17 DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score Overall Population 3 3 2 2 2 2 2 2 2 1 1 1 0 6 6 5 5 5 4 4 4 4 4 4 4 3 2 2 2 2 2 2 2 2 2 1 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Survival Probability 100 60 0 80 40 20 22 23 24 25 Time since first dose (months) At Risk 25 24 20 19 19 18 16 16 14 12 12 11 7 5 5 5 5 5 5 5 5 5 5 4 3 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Survival Probability 22 23 24 25 Time since first dose (months) By PD-L1 Expression By DKK1 Expression 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 Survival Probability 22 23 24 25 Time since first dose (months) 33% 28% 4 4 3 3 3 3 3 3 3 1 1 1 0 9 9 8 8 8 7 6 6 5 5 5 4 3 3 3 3 3 3 3 3 3 3 3 3 3 0 12 11 9 8 8 8 7 7 6 6 6 6 4 2 2 2 2 2 2 2 2 2 1 0 Medrio+Rave Data 16 15 13 12 12 12 10 10 8 7 7 6 4 3 3 3 3 3 3 3 3 3 3 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 2 2 Medrio+Rave Data Medrio+Rave Data At Risk At Risk 0 0 0 0 0 0 0 0 0 0 0 0 0 2 0 28% 50% 100 60 0 80 40 20 100 60 0 80 40 20 DKK1 RNAscope H-score status ≥35 <35 Unknown Censored vCPS status ≥5 <5 Unknown Censored Overall Censored ≥5 <5 Unknown ≥35 <35 Unknown 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy vCPS Median 95% Cl ≥5 11.6 1.12 NA <5 10.7 5.39 NA Unknown 8.51 1.31 NA Median 95% Cl ≥35 11.3 1.12 NA <35 12.0 4.07 NA Unknown 8.4 1.31 NA Median 95% Cl Overall 11.3 5.75 12.0

# Overall survival

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

## Overall Population


100
80
60
40
20
0
Survival Probability
76%
55%
50%
34%
Overall
Censored
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
Time since first dose (months)
At Risk 25 24 21 21 21 20 20 20 20 20 20 20 19 17 17 17 15 13 13 12 10 9 9 8 8 5 3 1 0
Medrio+Rave Data

| | Median | 95% | CI |
|---|---|---|---|
| Overall | 19.5 | 15.2 | 24.4 |

## By PD-L1 Expression


100
80
60
40
20
0
Survival Probability
vCPS status
≥5
<5
Unknown
Censored
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
Time since first dose (months)
≥5 6 6 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 4 4 4 3 3 3 3 3 1 0 0 0
<5 16 15 14 14 14 13 13 13 13 13 13 13 12 10 10 10 8 8 8 7 6 6 6 5 5 4 3 1 0
Unknown 3 3 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 1 1 1 1 0 0 0 0 0 0 0 0
Medrio+Rave Data

| vCPS | Median | 95% | CI |
|---|---|---|---|
| ≥5 | 22.0 | 1.12 | NA |
| <5 | 18.7 | 11.9 | NA |
| Unknown | 16.8 | 1.31 | NA |

## By DKK1 Expression


100
80
60
40
20
0
Survival Probability
DKK1
RNAscope
H-score status
≥35
<35
Unknown
Censored
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
At Risk
Time since first dose (months)
≥35 12 11 9 9 9 9 9 9 9 9 9 9 8 7 7 7 6 5 5 4 3 3 3 3 3 2 0 0 0
<35 9 9 9 9 9 8 8 8 8 8 8 8 8 8 8 8 7 7 7 7 6 6 6 5 5 3 3 1 0
Unknown 4 4 3 3 3 3 3 3 3 3 3 3 3 2 2 2 2 1 1 1 1 0 0 0 0 0 0 0 0
Medrio+Rave Data

| | Median | 95% | CI |
|---|---|---|---|
| ≥35 | 16.9 | 1.12 | NA |
| <35 | 24.4 | 4.83 | NA |
| Unknown | 14.6 | 1.31 | NA |

DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score

18
leap therapeutics

DKK1 and PD-L1 expression are not correlated 19 This population had low overall PD-L1 expression 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy 200 300 100 10 20 30 40 50 60 70 80 90 100 0 DKK1 expression (H-score) 0-300 PD-L1 expression (CPS) 0 - 100 DKK1 0 Spearman correlation r = 0.061 p-value (two-sides) = 0.804 CR - complete response (n=1) PR - partial response (n=14) SD - stable disease (n=4) NE (n=1) As presented at ASCO GI 2022

Competitive benchmarks for anti-PD-1 + chemotherapy in 1L GEJ/GC patients 20 Nivolumab Checkmate-649 ORR (%) (95% CI) 51.3% (47.7%, 54.8%) 50% (46%, 55%) 47% (43%, 50%) 9.6 8.0 (8.2, 12.4) 8.5 (7.7, 9.9) 8.3 (7.0, 9.3) 7.7 (7.1, 8.6)) 9.0 (8.2, 19.4) DOR months (95% CI) PFS months (95% CI) Checkmate-649 Keynote-859 Tislelizumab Pembrolizumab PD-1 antibodies plus chemotherapy N=789 N=473 N=274 N=790 (All) PD-L1 CPS ≥ 5 12.9 (11.9, 14.0) 14.4 (13.1, 16.2) 13.7 (12.4, 14.5) 17.2 (13.9, 21.3) OS months (95% CI) 6.9 (6.3, 7.2) 7.2 (5.8, 8.4) 50.4% (44.3%, 56.4%) 1L GEJ/GC DKN-01 + tislelizumab + chemotherapy Rationale-305 PD-L1 CPS ≥ 5 (All)

# DisTinGuish Part C randomized study

**1L GEJ/GC**
**DKN-01**
+ tislelizumab
+ chemotherapy

**Key eligibility criteria:**
- No prior therapy for unresectable locally advanced or metastatic gastric/GEJ adenocarcinoma
- RECIST v1.1 measurable disease
- Her2 negative

**Stratification factors:**
- DKK1 expression (TPS ≥ 20% vs < 20%)
- PD-L1 (CPS ≥5 vs < 5)

N=160
**1:1**

**DKN-01**
+ tislelizumab
+ SOC chemotherapy
(XELOX or mFOLFOX6)
N=80

**Tislelizumab**
+ SOC chemotherapy
(XELOX or mFOLFOX6)
N=80

**Primary objective:**
PFS DKK1-high

**Secondary objectives:**
– PFS all patients
– OS, DKK1-high and all
– ORR, DKK1-high and all

leaptherapeutics

21

DKN-01 Colorectal cancer development

DKN-01 activity in combination with 5-FU chemotherapy in colorectal cancer models 23 • DKN-01 has efficacy in CRC syngeneic models including SW480 • Additive activity was seen with 5FU chemotherapy • In a 5FU chemotherapy-resistant model, DKN-01 demonstrates significant inhibition of tumor growth Data courtesy of Goel Lab at City of Hope Cancer Center Tumor volume (mm3) SW480 parental SW480 5FU-resistant 600 400 0 Days post-induction 1 3 5 7 9 11 13 15 200 100 50 0 Days post-induction 1 3 5 7 9 11 13 200 Iso+DMSO DKN-01+5FU DKN-01+DMSO lso+5FU 150 Tumor volume (mm3)

DKN-01 activity in combination with 5-FU chemotherapy in colorectal cancer models 24 • DKN-01 has efficacy in CRC syngeneic models including HCT116 • Additive activity was seen with 5FU chemotherapy • In a 5FU chemotherapy-resistant model, DKN-01 demonstrates significant inhibition of tumor growth Data courtesy of Goel Lab at City of Hope Cancer Center Tumor volume (mm3) HCT116 parental HCT116 5FU-resistant 2500 2000 1000 0 Days post-induction 1 3 5 7 9 11 13 15 150 100 50 0 Tumor volume (mm3) Days post-induction 1 3 5 7 9 11 13 15 1500 500 Iso+DMSO DKN-01+5FU DKN-01+DMSO lso+5FU

DeFianCe study design: advanced colorectal cancer 25 Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab +/- DKN-01 as second-line treatment of advanced colorectal cancer 2L CRC DKN-01 + bevacizumab + chemotherapy Primary objective: PFS Secondary objectives: – ORR – DoR – OS DKN-01 + SOC chemotherapy (FOLFIRI or mFOLFOX6) + bevacizumab SOC chemotherapy (FOLFIRI or mFOLFOX6) + bevacizumab N=65 N=65 Key eligibility criteria: • One prior 5-FU based therapy for advanced colorectal adenocarcinoma • RECIST v1.1 measurable disease • MSS and absence of BRAFV600 mutation N=130 1:1 Safety run in IA safety review DKN-01 + SOC + bevacizumab N=33

DeFianCe study update – September 13, 2023 26 2L CRC DKN-01 + bevacizumab + chemotherapy Unknown • 33 patients dosed in Part A, completed enrollment in April • Initial efficacy outcomes drove the decision in late June to open 130 patient randomized controlled Part B • Overall response rate > 20% • Very high disease control rate • All of the initial responses were confirmed at their next assessment • Additional patient responses have occurred since June, with 6 month visits on last patients upcoming • Full data presentation planned for a medical conference • Part B enrollment underway with objective of completion in 1 year

DKN-01 Endometrial cancer development

# DKN-01 monotherapy - overall response by DKK1 tumoral expression

2L+ EEC
**DKN-01**
monotherapy

## Overall response by DKK1 tumoral expression



200
100
0
-100
Best % change from baseline in tumor size
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response
222011
218010
207004
205004
206008
217005
208004
217003
206010
222012
222014
213002
201009
202001
218009
204011
213003
222013
201010
204008
207003
217002
218007
222010
201002
222002
223002
222001
203008
Subject

| Status | Total | CR | PR | SD | PD | NE | ORR | DCR |
|---|---|---|---|---|---|---|---|---|
| DKK1-high (≥18)* | n=8 | 1 | 1 | 3 | 3 | 0 | 25% | 63% |
| DKK1-low (<18) | n=15 | 0 | 0 | 1 | 11 | 3 | 0% | 7% |
| Unknown | n=6 | 0 | 0 | 5 | 1 | 0 | 0% | 83% |

*H-score ≥ 18, upper tertile of overall study population

**DKK1-high tumors have better ORR (25% vs. 0%) and clinical benefit (63% vs. 7%)**

**Patients with unknown DKK1 expression include 3 patients with durable SD and Wnt activating mutations**

## Durable clinical benefit in DKK1-high tumors



100
0
-100
% change from baseline in tumor size
0
200
400
600
Time since first dose (days)
DKK1-high
DKK1-low
Unknown
Response status:
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response

**DKK1-high patients have longer progression-free survival (4.3 vs. 1.8 months [HR 0.26; 95 CI: 0.09, 0.75])**

leaptherapeutics

28

Complete response in endometrial cancer patient on DKN-01 monotherapy 29 Maximum percent ecrease -100% -60% -20% -80% -40% 0% 37.5% 56% tumor reduction CR Treatment: DKN-01 monotherapy Patient: 60 yo female with recurrent endometrial cancer Prior treatment: radiation and chemotherapy poorly tolerated (neuropathy and thrombocytopenia) Baseline disease characteristics: MSI-H, TMB: 46.65 Genetics: ARID1A, PIK3CA; DKK1-high Enrolled in July 2018 months: 30 Monotherapy CR tumor reduction 8 10 14 20 2L+ EEC DKN-01 monotherapy

# DKN-01 plus pembrolizumab endometrial cancer study

2-3L EEC
**DKN-01**
+ pembrolizumab

**Key eligibility criteria:**

- ≥ 18 years of age
- Pathology-confirmed advanced or recurrent endometrial carcinoma
- Non-endometrioid histologies included with a Wnt activating mutation
- No more than 2 prior chemotherapy regimens
- No prior PD-1 or PD-L1 therapy
- No known dMMR or MSI-H tumors

**Stage I** DKK1-high
**Pembrolizumab** 200mg IV Day 1
**DKN-01** 300mg IV Day 1 and 15
Cycle 21 days
N=15

**Stage II***
N=15

**Stage I** DKK1-low
**Pembrolizumab** 200mg IV Day 1
**DKN-01** 300mg IV Day 1 and 15
Cycle 21 days
N=15

**Stage II***
N=15

**Primary objective:** Objective response rate (ORR)

**Secondary objectives:** Clinical benefit, PFS, OS, DOR

Open-label, phase 2 trial,
Bayesian optimal phase II design,
Investigator-initiated study with pembrolizumab supplied by Merck.

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

UAB

30

* Move to Stage II based on ORR in Stage I

leap therapeutics

FL-301 (NBL-015) FL-302 (NBL-016) Anti-Claudin18.2 antibodies

The role of Claudin18.2 32 Normal epithelial cells • Regulates barrier properties and contributes to cell-to-cell adhesion. • Expression very limited in normal tissue. • Typically buried in the tight junction complex of gastric mucosal cells. Cancer cells • In cancer, cells lose their polarity and structure. • CLDN18.2 is overexpressed. • CLDN18.2 may be exposed and accessible as a target for cancer therapy. CLDN18.2 CLDN18.2 Membrane Normal epithelial cell Normal epithelial cell Cancer cell Cancer cell 30-40% of gastric cancer patients have high Claudin18.2 expression

FL-301 (NBL-015) is a potential best-in-class anti-Claudin18.2 antibody with enhanced tumor killing efficacy 33 FL-301 CLDN18.2 Efficacy could extend to patients with lower CLDN18.2 expression that other currently used anti-CLDN18.2 antibodies. Engineered Fc High affinity Fab Higher affinity Fully human Anti-CLDN18.2 antibody mechanism CLDN18.2 Antibody Cancer cell Cancer cell Better cell killing CDC ADCP C3 C5 MAC Cancer ADCC cell

FL-301 (NBL-015) Phase 1 clinical trial being conducted by NovaRock in China 34 FL-301 CLDN18.2 Patients with advanced /metastatic solid expressing CLDN18.2 Stage I Stage II Measurable, advanced pancreatic adenocarcinoma Advanced solid tumors without standard treatment Measurable, advanced gastric/GEJ adenocarcinoma Group 1 N≤56 Group 1 N≤43 Group 1 N≤56 Dose escalation Q2W RP2D Evaluation of PK, safety, and activity N=3~6 N=3~6 N=3~6 Level 3: 10 mg/kg Level 1: 1 mg/kg N=3~6 N=3~6 Level 2: 3 mg/kg Level 5: 30 mg/kg Level 4: 20 mg/kg

FL-302 (NBL-016) Claudin18.2-CD137 bispecific antibody program

FL-302
CLDN18.2-CD137


Tetravalent construct
CLDN18.2
High affinity to claudin18.2
CLDN18.2 dependent T cell activation and tumor killing due to 4-1BB
T
T
T
CD137


CLDN18.2-CD137
Tumor volume (mm³)
3000
2000
1000
0
0
10
20
30
Days post implantant
Control
Tumor free: 0%
5 mg/kg
Tumor free: 67%
CD137 knock-in mice inoculated with CLDN18.2+ MC38 cells

35

leaptherapeutics

FL-501 Anti-GDF15 monoclonal antibody

The role of GDF15 in cancer 37 Cancer cells GDF15 expression leads to a reduction in T cell infiltration and increase in Treg function. Cancer cell GDF15 GDF15 experessed by tumors is also able to drive cancer progression by promoting an immunosuppressive tumor microenvironment. Tumor

FL-501 mechanism of action Cancer cells Inhibition of GDF15 by FL-501 may promote immune stimulation in a broad range of cancers. T T reg FL Tumor -501 is designed to block the immune inhibitory activity of GDF15. Cancer cell FL-501 GDF15

CORPORATE

Management team 40 Christine Granfield Vice president, head of regulatory affairs and quality Cyndi Sirard, MD Chief medical officer Jason Baum, PhD Chief scientific officer Walter Newman, PhD Senior research fellow Douglas Onsi President & chief executive officer Mark O’Mahony Chief manufacturing officer Christopher Mirabelli, PhD Chairman of the board Gus Lawlor Chief operating officer Kevin Lloyd Vice president, program and alliance management

# DKN-01 clinical milestones



Indication:
Treatment:
2022
Q4
2023
Q1
Q2
Q3
Q4
2024
Q1
Q2
Q3
Q4
Partners:
DKN-01
Anti-DKK1 antibody
Gastric cancer
tislelizumab + chemotherapy
FPI Part C
Initial ORR Data
Initial PFS Data
BeiGene
Colorectal cancer
bevacizumab + chemotherapy
FPI Part A
LPI Part A
Initial Data ORR
Initial Data PFS
FPI Part B
LPI Part B
Endometrial cancer
pembrolizumab
FPI
Initial Data
THE UNIVERSITY OF TEXAS MD Anderson Cancer Center
UAB

leaptherapeutics

41

company presentation LEAP THERAPEUTICS September 13, 2023